EXHIBIT 99.1

    Accrued Interest Date:                            Collection Period Ending:
    18-May-01                                                         31-May-01

    Distribution Date:      BMW VEHICLE OWNER TRUST 2001-A            Period #
                            ------------------------------
    25-Jun-01                                                                1

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
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    Balances
    --------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Initial                Period End
          Receivables                                                                     $1,489,992,840            $1,434,335,895
          Pre-Funding Account                                                                $99,965,067               $99,965,067
          Capitalized Interest Account                                                        $1,045,665                  $838,769
          Reserve Account                                                                    $22,349,893               $23,960,560
          Yield Supplement Overcollateralization                                              $8,157,907                $7,818,792
          Class A-1 Notes                                                                   $329,000,000              $273,682,170
          Class A-2 Notes                                                                   $448,000,000              $448,000,000
          Class A-3 Notes                                                                   $499,000,000              $499,000,000
          Class A-4 Notes                                                                   $274,000,000              $274,000,000
          Class B Notes                                                                      $31,800,000               $31,800,000

    Current Collection Period
    --------------------------------------------------------------------------------------------------------------------------------

          Beginning Receivables Outstanding                                               $1,489,992,840
          Calculation of Total Distribution Amount
                Regular Principal Distributable Amount
                      Receipts of Scheduled Principal                                        $30,420,433
                      Receipts of Pre-Paid Principal                                         $25,236,512
                      Liquidation Proceeds                                                            $0
                      Principal Balance Allocable to Purchased Receivables                            $0
                      Release from Pre-Funding Account                                                $0
                Total Receipts of Principal                                                  $55,656,945

                Interest Distribution Amount
                      Receipts of Interest                                                    $6,883,127
                      Servicer Advances                                                       $2,594,894
                      Reimbursement of Previous Servicer Advances                                     $0
                      Accrued Interest on Purchased Receivables                                       $0
                      Recoveries                                                                      $0
                      Capitalized Interest Payments                                             $206,896
                      Net Investment Earnings                                                   $202,924
                Total Receipts of Interest                                                    $9,887,842

                Release from Reserve Account                                                          $0

          Total Distribution Amount                                                          $65,544,787

          Ending Receivables Outstanding                                                  $1,434,335,895

    Servicer Advance Amounts
    --------------------------------------------------------------------------------------------------------------------------------

          Beginning Period Unreimbursed Previous Servicer Advance                                     $0
          Current Period Servicer Advance                                                     $2,594,894
          Current Reimbursement of Previous Servicer Advance                                          $0
          Ending Period Unreimbursed Previous Servicer Advances                               $2,594,894

    Collection Account
    --------------------------------------------------------------------------------------------------------------------------------

          Deposits to Collection Account                                                     $65,544,787

          Withdrawals from Collection Account
                Servicing Fees                                                                $1,241,661
                Class A Noteholder Interest Distribution                                      $7,196,178
                First Priority Principal Distribution                                                 $0
                Class B Noteholder Interest Distribution                                        $178,451
                Regular Principal Distribution                                               $55,317,830
                Reserve Account Deposit                                                       $1,610,667
                Unpaid Trustee Fees                                                                   $0
                Excess Funds Released to Depositor                                                    $0
          Total Distributions from Collection Account                                        $65,544,787

    Accrued Interest Date:                            Collection Period Ending:
    18-May-01                                                         31-May-01

    Distribution Date:      BMW VEHICLE OWNER TRUST 2001-A            Period #
                            ------------------------------
    25-Jun-01                                                                1

    --------------------------------------------------------------------------------------------------------------------------------

    Excess Funds Released to the Depositor
    --------------------------------------------------------------------------------------------------------------------------------
                Release from Reserve Account                                       $0
                Release from Collection Account                                    $0
          Total Excess Funds Released to the Depositor                             $0

    Note Distribution Account
    --------------------------------------------------------------------------------------------------------------------------------

          Amount Deposited from the Collection Account                    $62,692,459
          Amount Deposited from the Reserve Account                                $0
          Amount Paid to Noteholders                                      $62,692,459

    Distributions
    --------------------------------------------------------------------------------------------------------------------------------


          Monthly Principal Distributable Amount                        Current Payment      Ending Balance   Per $1,000     Factor
          Class A-1 Notes                                                 $55,317,830        $273,682,170      $168.14       83.19%
          Class A-2 Notes                                                          $0        $448,000,000        $0.00      100.00%
          Class A-3 Notes                                                          $0        $499,000,000        $0.00      100.00%
          Class A-4 Notes                                                          $0        $274,000,000        $0.00      100.00%
          Class B Notes                                                            $0         $31,800,000        $0.00      100.00%
                                                                                           $1,494,682,170
          Interest Distributable Amount                                 Current Payment        Per $1,000
          Class A-1 Notes                                                  $1,385,204               $4.21
          Class A-2 Notes                                                  $1,961,493               $4.38
          Class A-3 Notes                                                  $2,410,447               $4.83
          Class A-4 Notes                                                  $1,439,033               $5.25
          Class B Notes                                                      $178,451               $5.61



    Carryover Shortfalls
    --------------------------------------------------------------------------------------------------------------------------------
                                                                           Prior
                                                                        Period Carryover     Current Payment   Per $1,000
          Class A-1 Interest Carryover Shortfall                                   $0                  $0           $0
          Class A-2 Interest Carryover Shortfall                                   $0                  $0           $0
          Class A-3 Interest Carryover Shortfall                                   $0                  $0           $0
          Class A-4 Interest Carryover Shortfall                                   $0                  $0           $0
          Class B Interest Carryover Shortfall                                     $0                  $0           $0


    Receivables Data
    --------------------------------------------------------------------------------------------------------------------------------

                                                                        Beginning Period       Ending Period
          Number of Contracts                                                  64,583              63,374
          Weighted Average Remaining Term                                       49.40               48.46
          Weighted Average Annual Percentage Rate                               7.63%               7.63%

          Delinquencies Aging Profile End of Period                     Dollar Amount          Percentage
                Current                                                $1,296,725,873              90.41%
                1-29 days                                                $129,248,574               9.01%
                30-59 days                                                 $8,302,924               0.58%
                60-89 days                                                    $36,583               0.00%
                90-119 days                                                   $21,942               0.00%
                120-149 days                                                       $0               0.00%
                Total                                                  $1,434,335,895             100.00%
                Delinquent Receivables +30 days past due                   $8,361,448               0.58%

    Accrued Interest Date:                            Collection Period Ending:
    18-May-01                                                         31-May-01

    Distribution Date:      BMW VEHICLE OWNER TRUST 2001-A            Period #
                            ------------------------------
    25-Jun-01                                                                1

    --------------------------------------------------------------------------------------------------------------------------------

          Write-offs
                Gross Principal Write-Offs for Current Period                      $0
                Recoveries for Current Period                                      $0
                Net Write-Offs for Current Period                                  $0

                Cumulative Realized Losses                                         $0


          Repossessions                                                 Dollar Amount               Units
                Beginning Period Repossessed Receivables Balance                   $0                   0
                Ending Period Repossessed Receivables Balance                 $60,044                   2
                Principal Balance of 90+ Day Repossessed Vehicles                  $0                   0



    Yield Supplement Overcollateralization
    --------------------------------------------------------------------------------------------------------------------------------

          Beginning Period Required Amount                                 $8,157,907
          Beginning Period Amount                                          $8,157,907
          Ending Period Required Amount                                    $7,818,792
          Current Period Release                                             $339,115
          Ending Period Amount                                             $7,818,792
          Next Distribution Date Required Amount                           $7,486,397

    Capitalized Interest Account
    --------------------------------------------------------------------------------------------------------------------------------

          Beginning Period Required Amount                                 $1,045,665
          Beginning Period Amount                                          $1,045,665
          Net Investment Earnings                                              $1,720
          Current Period Release to Depositor                                $206,896
          Ending Period Required Amount                                      $838,769
          Ending Period Amount                                               $838,769


    Pre-Funding Account
    --------------------------------------------------------------------------------------------------------------------------------

          Beginning Period Amount                                         $99,965,067
          Net Investment Earnings                                            $164,439
          Release to Servicer for Additional Loans                                 $0
          Current Period Release for Deposit to Collection Account                 $0
          Ending Period Amount                                            $99,965,067

    Reserve Account
    --------------------------------------------------------------------------------------------------------------------------------

          Beginning Period Required Amount                                $22,349,893
          Beginning Period Amount                                         $22,349,893
          Net Investment Earnings                                             $36,765
          Current Period Deposit                                           $1,610,667
          Current Period Release to Collection Account                             $0
          Current Period Release to Depositor                                      $0
          Ending Period Required Amount                                   $35,858,397
          Ending Period Amount                                            $23,960,560

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